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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the transition report on Form 10-K/A of Bookham, Inc. (the "Company") for the period ended July 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen Abely, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 4, 2004           By: /s/ Stephen Abely
                                    -----------------
                                    STEPHEN ABELY
                                    CHIEF FINANCIAL OFFICER AND TREASURER
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)